Exhibit 99.2

Ceautamed Worldwide, LLC and Affiliates

Unaudited Consolidated Financial Statements

June 30, 2022

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

JUNE 30, 2022

(UNAUDITED)

June 30, 2022
ASSETS
Current assets:
Cash	$153,254
Accounts receivable, net	100,891
Inventory, net	245,652
Other current assets	5,815
Total current assets	505,612

Property and equipment, net	15,823
Total assets	$521,435

LIABILITIES AND DEFICIENCY IN MEMBER’S EQUITY
Current liabilities:
Accounts payable	$1,075,911
Accrued expenses	580,005
Deposit on sale of business	1,000,000
Notes payable, current	100,578
Related party loans	810,183
Total current liabilities	3,566,677

Long-term liabilities:
Notes payable, net of current portion	118,012
Total liabilities	3,684,689

Commitments and contingencies

Deficiency in member’s equity	(3,163,254)
Total liabilities and deficiency in member’s equity	$521,435

The accompanying notes are an integral part of these consolidated financial statements

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

CONSOLIDATED STATEMENT OF INCOME AND CHANGES IN DEFICIENCY IN MEMBER’S EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(UNAUDITED)

June 30, 2022
Sales, net	$1,415,494
Cost of goods sold	775,300
Gross profit	640,194

Operating expenses:
General and administrative	177,127
Salaries and wages	277,858
Depreciation	2,300
Total operating expenses	457,285

Operating income	182,909

Other income (expense):
Interest expense	(27,554)
Total expense	(27,554)

Net income	$155,355
Deficiency in members’ equity, beginning of period	(2,926,324)
Distributions to members	(392,285)
Deficiency in members’ equity, end of period	$(3,163,254)

The accompanying notes are an integral part of these consolidated financial statements

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(UNAUDITED)

June 30, 2022
Cash flows from operating activities:
Net income	$155,355
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	2,300
Changes in operating assets and liabilities:
Accounts receivable, net	149,819
Inventory, net	8,569
Other current assets	(1,868)
Accounts payable	(666,510)
Accrued expenses	(65,155)
Net cash used in operating activities	(417,490)

Cash flows from investing activities:
Deposit on sale of business	1,000,000
Net cash provided by investing activities	1,000,000

Cash flows from financing activities:
Repayment of notes payable	(120,520)
Repayment of related party loans	(53,188)
Distributions	(392,285)
Net cash used in financing activities	(565,993)

Net increase in cash	16,517
Cash at beginning of period	136,737
Cash at end of period	$153,254

Supplemental disclosure of cash flow information:
Interest paid	$79,801

The accompanying notes are an integral part of these consolidated financial statements

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(UNAUDITED)

Note 1 – Description of Business

Ceautamed Worldwide, LLC (“CWW”) is a limited liability company formed in the State of Florida on May 29, 2009. The Company has two affiliates, Wellness Watchers Global, LLC (“WW”) and Greens First Female LLC (“GFF”), both of which are limited liabilities companies formed in the State of Florida formed on November 30, 2006 and April 1, 2016, respectively. CWW, WW, and GFF offer nutritional supplements though both wholesale distributors and retail channels in Boca Raton, Florida.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The consolidated financial statements include the accounts of CWW, WW, and GFF forming the “Company” which have been consolidated based on variable interest entities with common ownership. All material intercompany account balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires that the Company’s management make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expenses, and certain financial statement disclosures. Estimates and assumptions are used for, but not limited to, revenue recognition and deferred revenue. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, actual results may ultimately differ from these estimates and assumptions. These estimates are revised as additional information becomes available, and if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid financial instruments with maturities of 90 days or less when acquired to be cash equivalents. The Company had no cash equivalents for the periods presented.

Accounts Receivable, net

The Company’s allowance for doubtful accounts represents the Company’s estimate for uncollectible receivables based on a review of specific accounts and the Company’s historical collection experience. The Company writes off specific accounts based on an ongoing review of collectability, as well as management’s past experience with the customers. Accounts receivable are presented net of an allowance for doubtful accounts of $57,607 at June 30, 2022.

Inventory, net

Inventory consists of finished goods and is valued at the weighted average costs. An allowance for inventory obsolescence is provided for slow moving or obsolete inventory to write down historical cost to net realizable value. The Company utilizes contract manufacturers for manufacturing for nutraceuticals in the form of powders and capsules.

The allowance for obsolescence is an estimate established through charges to cost of goods sold. Management’s judgment in determining the adequacy of the allowance is based upon several factors which include, but are not limited to, analysis of slow-moving inventory, analysis of the selling price of inventory, the predetermined shelf life of the product, and management’s judgment with respect to current economic conditions. Given the nature of the inventory, it is reasonably possible the Company’s estimate of the allowance for obsolescence will change in the near term. Inventory is presented net of an allowance for inventory obsolescence of $129,710 at June 30, 2022.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(UNAUDITED)

Property and Equipment, net

Property and equipment are reported at cost, less accumulated depreciation, amortization, and any impairment in value. Long-lived assets, including property and equipment, are assessed for impairment whenever events or changes in business circumstances arise that may indicate that the carrying amount of the long-lived assets may not be recoverable. Depreciation of property and equipment are calculated using the straight-line method over the following estimated economic useful lives of the related assets. The Company’s property and equipment consists of various furniture and office equipment which is being depreciated over a 3 to 5 years estimated useful life.

Ordinary maintenance and repairs are expenses as incurred.

Revenue Recognition

The Company evaluates revenue recognition based on the criteria set forth in ASC 606, Revenue from Contracts with Customers.

The Company evaluates and recognize revenue by:

●	identifying the contract(s) with the customer,

●	identifying the performance obligations in the contract,

●	determining the transaction price,

●	allocating the transaction price to performance obligations in the contract; and

●	recognizing revenue as each performance obligation is satisfied through the transfer of a promised good or service to a customer (i.e., “transfer of control”).

The Company primarily generates revenues by manufacturing and packaging of nutraceutical products as a contract manufacturer for customers. The majority of the Company’s revenue is recognized when it satisfies a single performance obligation by transferring control of its products to a customer. Control is generally transferred when the Company’s products are either shipped or delivered based on the terms contained within the underlying contracts or agreements. The Company’s general payment terms are short-term in duration. The Company does not have significant financing components or payment terms. The Company did not have any material unsatisfied performance obligations at June 30, 2022.

Paycheck Protection Program Loan

The Company records Paycheck Protection Program (“PPP”) loan proceeds in accordance with the Financial Accounting Standards Board (“FASB”) ASC 470, Debt. Debt is extinguished when either the debtor pays the creditor or the debtor is legally released from being the primary obligor.

Freight

Freight costs are included in cost of goods sold in the accompanying the consolidated statement of income and changes in deficiency in members’ equity. Freight cost was $56,355 for the six month period ended June 30, 2022, included in cost of goods sold.

Advertising

Advertising costs are expensed as incurred. Advertising expense was $16,980 for the six month period ended June 30, 2022, included in general administrative expenses.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(UNAUDITED)

Income Taxes

The Company has elected to be treated as a limited liability company for federal and State income tax purposes. Under this election, all taxable income, losses and credits pass through to its member and are reflected on its member’s individual income tax return. Accordingly, no provision for income taxes has been reported in the accompanying financial statements.

The Company records a liability for uncertain tax positions when it is probable that a loss has been incurred and the amount can be reasonably estimated. At June 30, 2022, the Company has no liabilities for uncertain tax positions. The Company’s policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The Company continually evaluates expiring statutes of limitations, audits, and proposed settlements changes in tax law and new authoritative rulings.

Recently Accounting Pronouncement

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02, Leases. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the consolidated balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated statement of income and deficiency in members’ equity. The new standard is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Company adopted the ASU on January 1, 202. It had no leases that extend beyond 12 months, therefore no right of use asset and related obligation were presented within the consolidated financial statements.

Note 3 – Property and Equipment, Net

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Property and equipment are summarized as follows at June 30, 2022:

June 30, 2022
Computer equipment and website	$113,155
Furniture and fixtures	33,883
Leasehold improvements	19,335
Total property and equipment	166,373
Less: accumulated depreciation	(150,550)
Property and equipment, net	$15,823

Depreciation expense was $2,300 for the six months period ended June 30, 2022.

Note 4 – Inventory

Inventory is summarized as follows at June 30, 2022:

June 30, 2022
Finished goods	$375,362
Less: reserve for inventory obsolescence	(129,710)
Inventory, net	$245,652

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(UNAUDITED)

Note 5 – Debt

Business Loans

During October 2021, the Company entered a business cash loan for $250,000 with interest of 35.01%, which required monthly payments of $20,633 and is due in January 2023. The business loan had an outstanding balance of $125,061 at June 30, 2022. Accrued interest on this loan was $13,024 and included in accrued expenses on the consolidated balance sheet.

Line of Credit

In December 2019, the Company entered a business line of credit, which permitted borrowings up to $50,000 with interest at 45.90%, which required monthly payments of $5,214 and was due in December 2020. The business line of credit was not extended and due on demand. The business loan had an outstanding balance of $1,355 at June 30, 2022.

Equipment Lease

In May 2020, the Company entered an equipment lease for its computer server in the amount of $15,388. The business loan had an outstanding balance of $8,719 at June 30, 2022.

Economic Injury Disaster Loans (“EIDL”)

In June 2020, pursuant to the economic injury disaster loan (“EIDL”) program under the under the provisions of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), the Company entered into a promissory note with the U.S. Small Business Administration (the “SBA”) with a principal amount of $84,600, with interest of 3.75%, deferred payments for initial 12 months, and due in June 2050. The EIDL loan had an outstanding balance of $88,660 at June 30, 2022.

Related Party Loans

Since the inception of the Company, the Company has borrowed money from its members. These loans bear interest ranging from 0% to 10% per annum, and due on demand. The related party loans had an outstanding balance of $810,182 at June 30, 2022. The related party loans had an outstanding accrued interest of $566,258 at December 31, 2021 included in accrued expenses on the consolidated balance sheet.

The future maturities of the debt are as follows:

For the Year Ended December 31:
2022 (remainder)	$910,761
2023	36,744
2024	4,956
2025	4,956
2026	4,956
Thereafter	66,400
Total	$1,028,773

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(UNAUDITED)

Note 6 – Commitments and Contingencies

Legal Proceedings

From time to time, the Company is subject to threatened and asserted claims in the ordinary course business. Because litigation and arbitration are subject to inherent uncertainties and the outcome of such matters cannot be predicted with certainty, future developments could cause any one or more of these matters to have a material impact on the Company’s financial condition, results of operations or liquidity in any future period.

Referral Agreements

The Company has entered into two referral agreements under which the Company has agreed to pay commissions in the amount of 30% of all fees received from referred clients.

Operating Lease

The Company leases office and warehouse space for its headquarters and warehouse in Boca Raton, Florida. The lease is month to month and expires in October 2022. The Company is negotiating with the landlord regarding the continuation of the lease, as the landlord has notified the Company that the warehouse portion of the lease will not be extended.

The lease calls for initial monthly lease payments of $7,350. Rent expense related to this lease was $43,600 for the six month period ended June 30, 2022, included in general administrative expenses.

Note 7 – Concentration of Credit Risks

Cash Concentration

The Company places its cash on deposit with financial institutions in the United States. The Federal Deposit Insurance Corporation (“FDIC”) covers $250,000 for substantially all depository accounts. From time to time, the Company may have amounts on deposit in excess of the insured limits. The Company had no cash balances in excess of the FDIC coverage of $250,000 per financial institution for the periods presented. The Company has not experienced any losses on such accounts and does not feel it is exposed to any significant risk with respect to cash.

Revenue Concentration

The Company had one (1) customer which accounted for 62% of sales for the six-month period ended June 30, 2022. This customer accounted for 56% of accounts receivable six-month period ended June 30, 2022.

Vendor Concentration

The Company had a one (1) vendor which accounted for 66% of cost of goods sold for six-month period ended June 30, 2022. This vendor was a member of the Company and had accounts payable outstanding of $824,086 at June 30, 2022. The amount was subsequently settled see Note 9.

CEAUTAMED WORLDWIDE, LLC AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2022

(UNAUDITED)

Note 8 – Member’s Equity

Distributions

The Company shall distribute equally to its members based on ownership interest subject to certain liabilities being paid, operating expenses being covered, and sufficient assets to cover if a liquidation were to occur.

Voting

Each member is entitled to one vote based on manager appointment.

Liquidation Event

Upon dissolution of the Company and liquidation of Company property, and after payment of all selling costs and expenses, the liquidator will distribute the Company assets to the in satisfaction of liabilities to creditors except Company obligations to current members; debt obligations to current members; and then to members based on member financial interest.

Membership Interest Redemption

In March 2022, a member entered into an accounts payable and membership interest redemption agreement to settle accounts payable owed to member in the amount of $1,200,000.

Note 9 – Sale of Business

In March 2022, Smart for Life, Inc. entered into a securities purchase agreement to acquire all of the issued and outstanding membership interests of the Company for an aggregate purchase price of $9,750,000, consisting of (i) $4,875,000 in cash, (ii) convertible promissory notes in the aggregate principal amount of $2,437,500 and (iii) non-convertible promissory notes in the aggregate principal amount of $2,437,500, subject to certain adjustments. In June 2022, the Company received a $1,000,000 deposit on sale of business recorded on the consolidated balance sheet.

Note 10 – Subsequent Events

On July 29, 2022, the Company entered into a first amendment to securities purchase agreement to amend certain terms of the purchase agreement noted above. On the same date, closing of the sale of business was completed. Pursuant to the terms of the securities purchase agreement, as amended, the aggregate purchase price is $8,600,000 (subject to adjustments) consisting of (i) $3,000,000 in cash, of which $1,000,000 was previously paid by the Company and $2,000,000 was paid at closing, (ii) secured subordinated convertible promissory notes in the aggregate principal amount of $2,150,000; (iii) secured subordinated promissory notes in the aggregate principal amount of $2,150,000 and (iv) secured subordinated promissory notes in the aggregate principal amount of $1,300,000.